Confidential
Execution Version

INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THE
NORTHEAST ALLIANCE AGREEMENT
This First Amendment to the Northeast Alliance Agreement (this “Amendment”), executed and effective as of September 11, 2020, is by and between
American Airlines, Inc., a corporation organized under the laws of the State of Delaware, having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155 (“American”); and
JetBlue Airways Corporation, a company organized under the laws of the State of Delaware, having its principal office at 27-01 Queens Plaza North, Long Island City, New York 11101 (“JetBlue”).
RECITALS
A.    This Amendment pertains to that certain Northeast Alliance Agreement, dated as of July 15, 2020, between American and JetBlue (the “Agreement”).
B.    The Parties wish to amend the Agreement upon the terms and subject to the conditions of this Amendment to modify the terms regarding Slot Holdings and [***]
NOW, THEREFORE, in consideration of the mutual covenants and promises in this Amendment, the Parties hereto agree as follows:
1.SLOT USAGE AND MAINTENANCE
1.1. Section 3.4.2.2 of the Agreement is hereby amended and replaced in its entirety with the following:
[***]; and

1.2. Section 3.4.3.1 of the Agreement is hereby amended and replaced in its entirety with the following:
[***]; and

2.SUBSEQUENT EXCLUSIVITY TERMINATION FEE
2.1. A new third paragraph is hereby added to the end of Section 5.7.3 of the Agreement as follows:
In the event (i) this Agreement is terminated pursuant to Section 3.4.3.1, and (ii) the non-terminating Party enters into a relationship with a third party within the earlier of (a) [***] and (b) the end of the then-current term if the Agreement had not been terminated, and such
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relationship with such third party would have been a breach of such Party’s exclusivity obligations under the Related Agreements if entered into prior to termination of the Related Agreements, then in addition to any remedies the non-terminating Party paid the terminating Party as the remedy for the breach, the non-terminating Party shall pay the other Party a Subsequent Exclusivity Termination Fee by wire transfer of immediately available funds on the effective date of any such relationship. The “Subsequent Exclusivity Termination Fee” paid by the non-terminating Party in accordance with this Section 5.7.3 shall be an amount equal to (a) the amount set forth in Section 5.7.2 applicable to the year in which the breach of exclusivity occurs, minus (b) amounts received by the non-breaching Party as the remedy for the breach.

2.2. Remedies for a termination pursuant to Section 3.4.3.1 of the Agreement are hereby excluded from the third sentence of Section 5.7.6 of the Agreement.
3.CONSEQUENTIAL DAMAGES.
3.1. In the first sentence of Section 9.1 of the Agreement, a new subsection (D) is added to read “FOR THE PAYMENT OF DAMAGES PURSUANT TO SECTION 3.4.3.1,” and the existing “(D)” is changed to “(E).”
4.EFFECT OF AMENDMENT
4.1. Unless the context otherwise requires, all capitalized terms used in this Amendment but not herein defined shall have the meanings ascribed to such terms in the Agreement. The Parties agree that, except for those modifications expressly set forth in this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. No waiver or modification of the terms or provisions of the Agreement is intended or is to be inferred, except as expressly provided in this Amendment. This Amendment and the Agreement shall hereafter be read and construed together as a single document, and all references in the Agreement to the Agreement shall hereafter refer to the Agreement as amended by this Amendment. In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment control as to its subject matter.
5.COUNTERPARTS
5.1.This Amendment may be executed in counterparts, which taken together will constitute one and the same instrument. Execution may be effected by delivery of PDF signature pages.
Remainder of page intentionally left blank
Signature page to follow.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized representatives as of the date first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Vasu Raja
Vasu Raja
Chief Revnue Officer

JETBLUE AIRWAYS CORPORATION

By:	/s/ Scott Laurence
Scott Laurence
Head of Revenue and Planning

[Signature Page to First Amendment to Northeast Alliance Agreement]

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